UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

SVB Financial Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive

Santa Clara, California 95054-1191

(Address of principal executive offices) (Zip Code)

(650) 567-6900

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously reported, on June 17, 2023, SVB Financial Group (the “Company”) entered into a definitive purchase agreement (the “Purchase Agreement”) with the management team bidder group led by Jeff Leerink, SVB Securities’ Chief Executive Officer and Founder, and backed by funds managed by The Baupost Group L.L.C. (the “Purchaser Group”), for the sale of its investment banking business, SVB Securities LLC (“SVB Securities”). The Purchase Agreement for the management-led buyout was selected and approved as the successful bid for SVB Securities following a competitive bidding process conducted under procedures approved by the U.S. Bankruptcy Court for the Southern District of New York.

On October 2, 2023, the Company completed the sale of SVB Securities (now named Leerink Partners LLC) to the Purchaser Group. Under the terms of the Purchase Agreement, the acquisition from the Company included a combination of cash, repayment of an intercompany note, the assumption of certain liabilities (including significant deferred compensation obligations), and a 5% equity instrument in the buyer entity.

On October 2, 2023, the Company issued a press release announcing the completion of the SVB Securities sale. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of SVB Financial Group Announcing Sale of Investment Banking Business to Management Team Group, dated October 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group (Company)

Date: October 3, 2023	By:	/s/ Nicholas Grossi
	Name:	Nicholas Grossi
	Title:	Interim Chief Financial Officer